================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 25, 2007


                        Lares Asset Securitization, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)



                  Delaware           333-135084         20-5024575
             ----------------------------------------------------------
             (State or other jurisdiction (Commission    (IRS Employer
              of incorporation)            File Number) Identification No.)


           101 California Street, 13th Floor, San Francisco, CA 94111
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (415) 978-3000


================================================================================
         (Former name or former address, if changed since last report.)

Item 8.01.        Other Events.

     Hunton & Williams LLP has been retained by this Registrant as counsel for its Shelf Registration Statement on Form S-3 (333-13508401) in connection with various transactions. Legal opinions by Hunton & Williams LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c) Exhibits.

          5.1 Opinion of Hunton & Williams LLP as to legality (including consent)

          8.1 Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)

          23.1 Consent of Hunton & Williams LLP (included in Exhibit 5.1)

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 25, 2007                LARES ASSET SECURITIZATION, INC.


                                        By:      /s/ S. Trezevant Moore, Jr.
                                                 ---------------------------
                                        Name:    S. Trezevant Moore, Jr.
                                        Title:   President

                                  Exhibit Index



Exhibit No.                                                                Page


5.1  Opinion   of   Hunton   &   Williams   LLP   as  to   legality   (including
     Consent)............................................... [Electronic Format]

8.1  Opinion of Hunton & Williams  LLP as to certain  tax matters  (included  in
     Exhibit 5.1)........................................... [Electronic Format]

23.1 Consent of Hunton & Williams LLP (included in
     Exhibit 5.1)........................................... [Electronic Format]